FINAL TRANSCRIPT
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OCT. 17. 2006 / 2:00PM PT, ADEP - Q4 2006
ADEPT TECHNOLOGY EARNINGS CONFERENCE CALL
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CORPORATE PARTICIPANTS

STEVE MOORE

Adept Technology - CFO

ROB BUCHER

Adept Technology - CEO

CONFERENCE CALL PARTICIPANTS

[Removed by Adept]


PRESENTATION

--------------------------------------------------------------------------------
OPERATOR

Good day, and welcome to the Adept Technology, Inc., 2006 earnings results discussion conference call. Today call is being recorded. At this time, I'd like to turn the call over to Mr. Steve Moore. Please go ahead, sir.

--------------------------------------------------------------------------------
STEVE MOORE  - ADEPT TECHNOLOGY - CFO

Thank you. Good afternoon, everyone, and thank you for joining us. I'm Steve Moore, Chief Financial Officer of Adept Technology. Also on today's call is Rob Bucher, our CEO.

As we begin today's call, let me remind you that during the course of this conference call, we will make certain remarks regarding Adept's expectations as to future events and future financial performance, plans, and prospects of the Company, all of which are based on the Company's position as of today, October 17, 2006. Any such forward-looking statements involve a number of risks and uncertainties, and the Company's actual results could differ materially from those expressed in any of the forward-looking statements for a variety of reasons, including the risks described in our press release issued on October 13th and Form 8-K filed the same day, as well as the risks described in the Company's SEC filings. No one should assume that any forward-looking statements made by the Company remain consistent with our expectations after the date that the forward-looking statements were made. The financial, statistical, or operational information referred to in this conference call is available on the investor relations section of our website.

Following our introductory comments, we will open up the call to take your questions. The purpose of today's call is to give you a brief summary of Adept's fiscal 2006 financial and operating results, and to discuss our strategic outlook and goals for fiscal 2007.

Before I turn to the financial summary, I would like to give you an update on the status of our restatement of previous interim reports. As we have previously disclosed, in the course of our year-end audit process, we discovered errors in a number of accounts. As a result of those errors, we determined that we would need to file amended quarterly reports for each of the first three quarters of fiscal 2006. The first of these three 10-Q/As was filed earlier today and we expect to file the remaining amended 10-Qs by the end of this week.

The amended 10-Qs give a more detailed account of the adjustments within our financial reports for each quarter. To summarize, the majority of adjustments were made in the following three areas: the re-valuation of inventory in order to eliminate inter-company profit; correction of inter-company eliminations which had not previously been correctly balanced; and correction of the translation of foreign currency transactions and balances that affected various current asset and liability accounts.

The aggregate effect of all adjustments made for the three quarters was an increase in cost of goods of approximately $2.1 million, resulting in a corresponding decrease in gross profit, and a reduction in net income for the first nine months of the year of approximately $1.9 million.

While we are certainly pleased to have filed our 10-K within our deadline and to have the restatement process nearly behind us, there is clearly more work to be done to bring the finance organization and our financial systems up to the level required to support the growth that we anticipate for the Company. We are committed to making these required improvements.

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OCT. 17. 2006 / 2:00PM PT, ADEP - Q4 2006
ADEPT TECHNOLOGY EARNINGS CONFERENCE CALL
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Turning now to a review of fiscal  2006,  by now, you have all seen our earnings announcement of October 13th. To quickly summarize these results, revenue for the fiscal year ended June 30, 2006 were $57.6 million, a 14% increase over the previous year's revenues of $50.5 million. Gross margins for fiscal 2006 was 47.3%, an improvement from 45.9% in fiscal 2005, due to product mix, the effect of improved robot component designs, and increased volume.

Operating income in fiscal 2006 was $556,000, which included the effect of $1.2 million in stock compensation expense. Fiscal 2005 operating income, which did not include stock compensation expense, was $874,000 -- a gain on currency exchange of $86,000 in fiscal 2006 compared to a gain on currency exchange and other income of $584,000 in fiscal 2005.

Adept's net income in 2006 was $538,000, or $0.08 per share, compared with 2005 net income of $1.3 million or $0.21 per share. Again, the numbers for fiscal 2006 include a charge of approximately $1.2 million for stock compensation while the numbers for fiscal 2005 include nothing for stock compensation. Also, Adept ended the year with cash and short-term investments of $14.1 million, and we continue to be bank debt free.

Looking forward, I would like to provide you with some high-level financial information for fiscal 2007. As a reminder, Adept does not provide quarterly financial guidance, and the outlook we are sharing with you on this call will be primarily strategic in nature.

Our expectations for fiscal 2007 are based on a few assumptions about our business. One, we expect that major regional trends in our market will continue including continued reductions in traditional manufacturing in the U.S., strong activity and electronic assembly in disk drive manufacturing in Asia, and high-value manufacturing in Europe; and two, that there's a cyclical pattern in our business, with stronger sales levels in the second half of the fiscal year.

Given these assumptions, one, we believe Adept's current strong product portfolio and our current and planned distribution capabilities will keep us competitive in our markets and allow us to grow revenues 10 to 15% in fiscal 2007 on an organic basis.

Two, we believe the current and planned margin improvement programs will allow us to raise gross margin to exceed 50% by the end of the year. These programs include areas of focus such as development of new higher-margin control products; improvements in our service delivery model; and continuing to drive costs out of our supply chain.

And three, finally, we are committed to continuing to closely manage our operating expenses, and believe we can keep spending levels relatively flat year-over-year in fiscal 2007 compared to 2006, even as we continue to invest in growing our sales and marketing capabilities in our strategic markets in Europe and Asia, and invest in financial systems and organizations needed to support our growth.

I would now like to turn the call over to Rob Bucher for a strategic view of the business.

--------------------------------------------------------------------------------
 ROB BUCHER  - ADEPT TECHNOLOGY - CEO

Thank you, Steve. In our year-end press release, we detailed [some of] the highlight in our 2006 business, which included record deliveries of robots and controllers, continued market leadership in our traditional core markets, and a significant progress in strategic initiatives that we believe will allow us to take advantage of new emerging market opportunity. In the next few minutes, I would like to focus on these initiatives and to lay out for you our vision for growing the Company and increasing our profitability.

The last 2.5 years represent a significant investment in the recovery and refocusing of Adept's business. We have taken a market-driven approach, identifying those industries and geographies where there are significant and identifiable opportunities for Adept.

We have laid out a product roadmap to address these opportunities and to ensure that we are selling products with good margins. And as a long-term overarching goal, we have begun the process of transitioning our Company away from our roots in robot mechanisms towards a software- and control-centric business. We believe all these steps will allow us to grow Adept's sales and profitability on a long-term, sustainable basis.

A key shift in our business today versus a couple of years ago is that we are now a much more international enterprise. More than 50% of our revenue came from outside the U.S. in 2006, and a growing portion of that domestic sales are actually to U.S.-based multinationals that ship our product to their customers in Asia. We have recognized that our greatest opportunities for growth lie overseas, and we have therefore made and will continue to make investments in our sales and distribution infrastructure to strengthen our local presence and capabilities in key Asian and European markets.

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OCT. 17. 2006 / 2:00PM PT, ADEP - Q4 2006
ADEPT TECHNOLOGY EARNINGS CONFERENCE CALL
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In Europe, we opened new testing and support facilities in Dortmund,  Germany to address opportunities and machine tools and specialty high-value product manufacturing, which is being retained in the European countries. Our new capabilities contributed to record sales of robots in Germany and France in 2006.

We also began the process of establishing sales and distribution programs and infrastructure in Singapore in 2006 to address opportunities in electronics assembly, focused primarily on piece parts that go into personal consumer products as well as disk drives. We will continue to build out our capabilities in Asia in 2007.

The second leg of our market strategy is product development, both for our control systems and for industry-specific applications. Over the next several months, you'll see a continued focus from Adept to develop and deliver new applications for assembly, material handling, and packaging across key initiatives. These applications further differentiate Adept from our competitors, make it easier for our partners to sell and install Adept controls, and add higher value and margins to our solutions. We will also continue to make focused investments in select vertical markets where we believe there is a substantial long-term opportunity.

You have heard us talk before about our success within the disk drive industry, and our desire to replicate that success in additional markets. We see a significant opportunity to establish Adept as the premier provider in the emerging lab automation market in the United States. Like the disk drive industry, lab automation requires a clean environment, compliance with numerous regulatory requirements, and competitive, state-of-the-art solutions.

The biomedical market is just now beginning its transition towards automated processes for many tasks that, until now, have been performed manually. Adept is uniquely positioned to create control products that can address the regulatory and cleanroom requirements of this industry. We are also unique in our capability to deliver differentiated solutions with our integrated vision capabilities.

The sales cycles in this industry are long, but we expect to see new OEM customers in lab automation within the next six months. Once we start to see momentum in this market, we will look to expand our product line to address similar requirements in other industries, such as medical devices and pharmaceuticals.

In addition to building out our international capabilities and developing market-driven products, we will continue to leverage our recently created service business in 2007. In the last year, this business has focused on adding new controls and software to legacy Adept robot systems, creating an evergreen revenue stream which yielded a 27% increase in service revenue year-over-year. In 2007, we will be extending these upgrade packages to the much wider base of non-Adept-branded robots.

Improvements we have made in our business model and our clear roadmap for the future also position us nicely to look for select acquisitions that would be accretive to the Company.

Finally, as Steve outlined in his remarks, there is an operational component to our strategy. We will work to improve margins and continue to closely manage expenses in 2007. We believe we can be very successful in these programs, and that we can see significant improvements in our operating results by the end of the year as a result.

I would now like to turn the call over to your questions.

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                                                               FINAL TRANSCRIPT
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OCT. 17. 2006 / 2:00PM PT, ADEP - Q4 2006
ADEPT TECHNOLOGY EARNINGS CONFERENCE CALL
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QUESTION AND ANSWER

--------------------------------------------------------------------------------
OPERATOR

(OPERATOR INSTRUCTIONS).


-------------------------------------------------------------------------------
UNNAMED PARTICIPANT

Good afternoon, gentlemen. When you're looking at gross margin improvement through fiscal '07, would you anticipate kind of a steady progression towards that greater than 50% goal? Or are there some initiatives that will kick in in time and prompt some sort of step up from current levels?

--------------------------------------------------------------------------------
ROB BUCHER  - ADEPT TECHNOLOGY - CEO

Well, let me answer that. There is actually two programs underway that should improve our margins significantly. One is a new controller design where we're upgrading electronics. And that's a standard set of electronics that's used across our entire product line. We're designing that product not only for performance and manufacturability, but it will also have a cost improvement associated with that.

We are expecting to be able to roll that out basically in a prototype scenario over this quarter, and we should effect it across the entire product line in the next six to nine months. So that's going to have a positive effect.

The second one is that were building some new application code -- we call them application wrappers -- to allow us to provide value-added applications; that is, configured applications for both feeding technology -- that is, material handling technology for feeding production line; as well as for packaging technology -- that is, for taking product and packaging it in cartons, boxes, whatever.

Those will be value-added, allow a customer to very quickly implement a solution using our software in combination with our robots, cameras, vision technology, whatever. And we expect to be able to see an increase in the software value of those products. Again, those are rolling out -- should be rolling out over the next six, potentially nine months as they hit the marketplace. I think those two initiatives themselves I believe will have the effect that we're looking for.

-------------------------------------------------------------------------------
UNNAMED PARTICIPANT

Okay, so one should not really expect any meaningful improvement maybe in Q1 or Q2 of fiscal '07, but come Q3 and Q4, we should start to mark some progress?

-------------------------------------------------------------------------------
ROB BUCHER  - ADEPT TECHNOLOGY - CEO

I would expect that is true -- that's a true statement.

-------------------------------------------------------------------------------
UNNAMED PARTICIPANT

Okay. And can you remind us of your normal seasonal patterns? It seems to me that Q1 is down a certain amount, and then kind of a step back up in Q2. Can you just remind me of what normally you would see?

-------------------------------------------------------------------------------
ROB BUCHER  - ADEPT TECHNOLOGY - CEO

Well, it actually comes down to being almost a six-month orientation. We basically have a -- the summer months basically are affected vary significantly by the European holiday (indiscernible). And so that seems to affect our Q1 as well as our Q2 scenario.

And so therefore, we always see a Q1/Q2 lower than a Q3/Q4. So it's almost like the seasonality isn't an S-curve. It's more of a step change. And so I don't expect that to change because of the significant amount of European business that comes into us.

And to put it plainly, what we're also seeing is the Asian business has a similar type of change to it where we see a lot of purchasing and buying happening prior to Chinese New Year, which is, I believe, March. So they try to buy everything before then, and then they go into a little bit of a hiatus after that.

So it seems too that if you're in the Asian business and you're in the European business, it seems like based upon our financial year, it always seems that the second half is always stronger than the first half.

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OCT. 17. 2006 / 2:00PM PT, ADEP - Q4 2006
ADEPT TECHNOLOGY EARNINGS CONFERENCE CALL
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--------------------------------------------------------------------------------
UNNAMED PARTICIPANT

Okay. Very good. And then lastly, with Q1 effectively done now -- and I know it's taking you some time to work through the Q4 results, how far out would you anticipate the release of your Q1 results to be, roughly?

--------------------------------------------------------------------------------
STEVE MOORE  - ADEPT TECHNOLOGY - CFO

We expect to file our 10-Q on time, which should be the middle of November. To the extent that we'll be able to announce earnings prior to that, I can't commit. But the timeline that we're working to right now would have us filing a 10-Q on time on November 14th.

-------------------------------------------------------------------------------
UNNAMED PARTICIPANT

Okay, very good. So with the resources that you have in hand -- well, let me restate that. You talked about making some improvements on the financial control side. Do you have room -- latitude within your operating expense structure to do that?

-------------------------------------------------------------------------------
STEVE MOORE  - ADEPT TECHNOLOGY - CFO

I believe we do. It's not just a matter of adding more, although I think we clearly are going to be adding -- or have added and continue to add some small amounts more. To a large extent, it revolves around processes and doing things a little bit differently. And we're putting in those processes now, and evaluating what further things we need to do.

So to answer your questions, there will be further investment, but I think that that will be handled within the context of both of our comments about expense levels.

--------------------------------------------------------------------------------
UNNAMED PARTICIPANT

Okay, very good. Maybe if I can ask one additional question. I think oftentimes in the past, you have given some characterization to bookings or demand trends that you have seen in your business. Is there any sort of quantitative or qualitative color that you can offer along those lines?

--------------------------------------------------------------------------------
 ROB BUCHER  - ADEPT TECHNOLOGY - CEO

I would say that -- you know, there's nothing I can offer that would go beyond what we've said before. The businesses still remain strong in Asia and Europe, and the business remains weak in United States, and for all the same reasons that everybody reads in the paper. Luckily, we transformed the Company away from automotive two, three years ago. So we're not affected by that, because, to put it plainly, anyone who is is in a whole lot of hurt right now and will continue to be.

So I think we're seeing the Asian business continue to be strong, the European business continuing to be strong. And the U.S. business in the traditional robot business is weak. However, through the vertical market process we described before, we're basically catching on or glomming onto a market that we believe will allow us to reinvigorate our U.S. business.


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                                                               FINAL TRANSCRIPT
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OCT. 17. 2006 / 2:00PM PT, ADEP - Q4 2006
ADEPT TECHNOLOGY EARNINGS CONFERENCE CALL
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--------------------------------------------------------------------------------
OPERATOR

(OPERATOR INSTRUCTIONS).


--------------------------------------------------------------------------------
UNNAMED PARTICIPANT

Rob, could you sort of provide us with a little more color on your strategic thinking vis-a-vis acquisition, just in general terms, obviously. What size would be appropriate, and would you be trying to buy in technology, or would you be trying to buy in capability in one of these new vertical markets, or something to support your effort in these new application codes or these wrappers? What are you looking at?



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OCT. 17. 2006 / 2:00PM PT, ADEP - Q4 2006
ADEPT TECHNOLOGY EARNINGS CONFERENCE CALL
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ROB BUCHER  - ADEPT TECHNOLOGY - CEO

Okay, actually, to put it plainly, I'm not looking for technology. I've got loads of technology. I'm looking for -- I'm looking for more systems or software that will allow me to enter into bigger and better verticals. So if there's an acquisition that will allow us to enter into a vertical like semiconductor, or a vertical like -- life sciences as a vertical, will allow me to accelerate our momentum into those arenas, that's what I'm looking for.

So I really don't need technology. I'm more focused on distribution and market expansion. And so that's why when we say we're looking for something, it will be accretive. We're not looking for just some technology that will allow us to expand what we're currently doing in our current marketplace. Does that answer your question?

--------------------------------------------------------------------------------
UNNAMED PARTICIPANT

Yes. Do you have a funnel of opportunities that you're evaluating, or is this just at in the early wish list stage?

--------------------------------------------------------------------------------
ROB BUCHER  - ADEPT TECHNOLOGY - CEO

Let me put it this way, is that ever since I have been here I've had a funnel of stuff that we've been looking at. And we're constantly provided things, but nothing that I've seen to date would meet those criteria.

--------------------------------------------------------------------------------
OPERATOR

[OPERATOR INSTRUCTIONS].


--------------------------------------------------------------------------------
UNNAMED PARTICIPANT

Do you think that you're going to need any more funding for your future growth, or do you think you have sufficient capital resources as it stands now for your anticipated growth over the next year or so?



--------------------------------------------------------------------------------
STEVE MOORE  - ADEPT TECHNOLOGY - CFO

Yes, certainly for organic growth, we believe we are well capitalized. Should the right acquisition at a size that would require more capital, the answer obviously would be different.

--------------------------------------------------------------------------------
UNNAMED PARTICIPANT

Okay. My second question is, do you think you are on plan for increasing service revenue? I kind of missed that part of the webcast. I had a little technical difficulty, so I'm not sure; you may have covered that.

--------------------------------------------------------------------------------
ROB BUCHER  - ADEPT TECHNOLOGY - CEO

Okay. Well, we grew service revenue by about 27% last year. I must admit that that was -- we grew it over 40% I think the year before. But we were basically establishing a service business from nothing.

I believe that our service business has tremendous upside. I believe that when you're a control company, which is what Adept is, ultimately you're trying to sell systems and service them. And it's our best way of establishing a consistent revenue stream going forward.

So the focus we have is to build up the service stream, not only focused on our product line, but also competitive product lines. We have introduced products to allow us to do that. We're starting to see the first traction of those products on competitive product lines. We will continue to basically market those.


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OCT. 17. 2006 / 2:00PM PT, ADEP - Q4 2006
ADEPT TECHNOLOGY EARNINGS CONFERENCE CALL
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And we're expanding out our field service capability to allow us to attack those markets effectively, not only just the United States, but in Europe, and to put it plainly, even in Asia because of our -- the spread of the robotics that are out there as well as to use the motion and vision controls.

So are we on track for a plan on service? I think we're hitting the numbers that we thought we would get to in the first -- what I would call the first plateau of establishing a service business. And now, as we expand off of our base into third-party base, we've got another plateau that we're going to be basically focusing on building up to. So yes, I feel very comfortable with what we've done in the service arena.

--------------------------------------------------------------------------------
UNNAMED PARTICIPANT

Okay. Is there any channel conflict with your OEMs?

--------------------------------------------------------------------------------
ROB BUCHER  - ADEPT TECHNOLOGY - CEO

No, there isn't. You know, most of our OEMs do not take a long-term service approach for their products. They basically provide two-year warranty, and then it's sort of, well, you know, it's up to you to figure out how you're going to service it after that.

And most of our OEMs are really not capable of handling the software and the mechanisms that we provide. So that if someone does provide a service activity, what they are looking at it is they would like us to be a partner with them to focus on servicing the areas that we can provide. So I've really never seen a channel conflict with an OEM to date.

--------------------------------------------------------------------------------
UNNAMED PARTICIPANT

Okay. And would you say that in servicing these sort of out-of-warranty robots, it's very -- you don't -- the competitive landscape is pretty -- you don't have very much competition there.

--------------------------------------------------------------------------------
ROB BUCHER  - ADEPT TECHNOLOGY - CEO

No, you don't. And that's one of the nice things about it. Our reman [remanufacturing] business was our largest growth business last year. I think it grew 40, 50% versus the year before in terms of supply. I'm not promising that we're going to build it again the level, but it was definitely one of the major contributors to the growth of the Company, and certainly should be a good contributor in the future, not only to revenue stream, but to profitability.

--------------------------------------------------------------------------------
UNNAMED PARTICIPANT

Okay. And lastly, do you -- your entry into the Asian market, specifically into the Chinese market, is -- do you anticipate that you're going to go through your Singapore operations?

--------------------------------------------------------------------------------
ROB BUCHER  - ADEPT TECHNOLOGY - CEO

Yes, that's correct. You know, what we have found in our marketplace in Asia is that there's really two markets. There is the local Chinese market, and then there is the multinational market where you're basically selling to a Western company or a Southeast Asian company that's being installed in China. That has a completely different support and sales management process than going directly into China itself.

We're not ready for going directly into China, as it can be -- if not done right and not establishing the necessary personnel and expertise in that marketplace, can be a gigantic cost sinkhole, and not something that I'm prepared to move on right yet.

--------------------------------------------------------------------------------
OPERATOR

Thank you. If there are no further questions, I would now like to turn the conference back over to Robert Bucher.


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
                                                               FINAL TRANSCRIPT
-------------------------------------------------------------------------------
OCT. 17. 2006 / 2:00PM PT, ADEP - Q4 2006
ADEPT TECHNOLOGY EARNINGS CONFERENCE CALL
-------------------------------------------------------------------------------

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ROB BUCHER  - ADEPT TECHNOLOGY - CEO

Well, thank you for joining us today. I continue to have tremendous confidence in our strategy and employees, and believe we have the momentum to realize our vision of making Adept a leading player in automation systems and control software for manufacturing. Good afternoon.

--------------------------------------------------------------------------------
OPERATOR

Ladies and gentlemen, if you wish to access the replay for this call, you may do so by dialing 888-203-1112 or 719-457-0820 with an ID number of 718-2184. This concludes our conference for today. Thank you all for participating and have a nice day. All parties may now disconnect.

--------------------------------------------------------------------------------

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